Exhibit 10.11
(ENGLISH TRANSLATION)
2nd AMENDMENT TO THE PRIVATE CONTRACT OF CREDIT OPENING FOR FINANCING UPON TRANSFER
FROM THE BRAZILIAN DEVELOPMENT BANK – BNDES (Banco Nacional de Desenvolvimento Econômico e Social)
These are the parties of this instrument:
1 — FINAL BENEFICIARY
Angélica Agroenergia Ltda., a limited liability company with head office in the City of Angélica, State of Mato Grosso do Sul (MS), at Estrada Continental, Km 15, S/Nº, Fazenda Takuarê, Zona Rural, CEP 79785-000, enrolled with CNPJ/MF [Corporate Taxpayer’s Registry / Ministry of Finance] under no. 07.903.169/0001-09, in this act represented in the terms of its Articles of Association, and hereinafter simply referred to as “Final Beneficiary”;
2 — FINANCIAL AGENTS
Banco Rabobank International Brasil S.A., financial institution with head office in the City of São Paulo, State of São Paulo, at Avenida das Nações Unidas, 12.995, 7º andar [floor], enrolled with CNPJ/MF under no. 01.023.570/0001-60, in this act duly represented in the terms of its Bylaws, and hereinafter simply referred to as “Rabobank”;
Banco Santander (Brasil) S.A., successor by merger of Banco ABN Amro Real S.A., financial institution with head office in the City of São Paulo, State of São Paulo, at Av. Presidente Juscelino Kubitschek, nº. 2041 and 2235 – Bloco A, Vila Olímpia, enrolled with CNPJ/MF under no. 90.400.888/0001-42, in this act duly represented in the terms of its Bylaws, and hereinafter simply referred to as “Santander”;
Unibanco - União de Bancos Brasileiros S.A., financial institution with head office in the City of São Paulo, State of São Paulo, at Av. Eusébio Matoso, nº 891, enrolled with Corporate Taxpayer’s Registry under no. 33.700.394/0001-40, in this act represented in the form of its Bylaws, and hereinafter simply referred to as “Unibanco”;
Banco Itaú BBA S.A., financial institution with head office in the City of São Paulo, State of São Paulo, at Av. Brigadeiro Faria Lima, nº 3400, 4º andar (part), enrolled with CNPJ/MF under no. 17.298.092/0001-30, in this act duly represented in the terms of its Bylaws, and hereinafter simply referred to as “Itaú BBA”;
Banco Bradesco S.A., financial institution with head office in Cidade de Deus, s/n.º, Vila Yara, in the City of Osasco, State of São Paulo, enrolled with CNPJ/MF under no. 60.746.948/0001-12, in this act duly represented in the terms of its Bylaws, and hereinafter simply referred to as “Bradesco”;
HSBC Bank Brasil S.A. — Multiple Bank, financial institution with head office in Curitiba, State of Paraná, at Travessa Oliveira Bello, nº 34, 4º andar, enrolled with CNPJ/MF under no. 01.701.201/0001-89, in this act duly represented in the terms of its Bylaws, and hereinafter simply referred to as “HSBC”.
Rabobank, Santander, Unibanco, Itaú BBA, Bradesco and HSBC are hereinafter jointly referred to as “Financial Agents”, or individually referred to (in a general way) as “Financial Agent”.
Rabobank was appointed as leader of Financial Agents (hereinafter referred to as “Leader”) in order to represent the interests of them before Brazilian Development Bank – BNDES (hereinafter referred to as “BNDES”), Beneficiary, Guarantors (as defined in item 3 below) and third parties, with regards to the Transfer Contract and its respective guarantees.

3 — GUARANTORS
Usina Monte Alegre Ltda., a limited liability company with head office in the City of Monte Belo, State of Minas Gerais, at Fazenda Monte Alegre, S/Nº, CEP 37140-000, enrolled with CNPJ/MF under no. 22.587.687/0001-46, in this act represented in the terms of its Articles of Association, and hereinafter simply referred to as “UMA”;
Adeco Agropecuária Brasil Ltda., a limited liability company with head office in the City of Luis Eduardo Magalhães, State of Bahia, at Rua Pará, Quadra 21, Lote 20, Bairro Centro, CEP 47850-000, enrolled with CNPJ/MF under no. 07.035.004/0001-54, in this act represented in the form of its Articles of Association, and hereinafter simply referred to as “Adeco Agropecuária”;
Adecoagro Comércio, Exportação e Importação Ltda., a limited liability company with head office in the Monte Belo, State of Minas Gerais, at Fazenda Monte Alegre, S/Nº, CEP 37130-000, enrolled with CNPJ/MF under no. 01.893.896/0001-48, in this act represented in the form of its Articles of Association, and hereinafter simply referred to as “Adecoagro”;
Adeco Brasil Participações Ltda., a limited liability company with head office in the City of São Paulo, State of São Paulo, at Rua Iguatemi, nº 192, 13º andar, suite 131, Itaim Bibi, CEP 01451-010, enrolled with CNPJ/MF under no. 07.835.579/0001-51, in this act represented in the form of its Articles of Association, hereinafter simply referred to as “Adeco Brasil”;
UMA, Adeco Agropecuária, Adecoagro and Adeco Brasil are hereinafter jointly referred to as “Guarantors”.
Beneficiary, Financial Agents and Guarantors are jointly referred to as “Parties”, and individually referred to as “Party”.
WHEREAS, Financial Agents authorize the modification of the financial ratios determined for Beneficiary and each one of the Guarantors, without modification of charges paid to Brazilian Development Bank – BNDES;
The Parties decide to amend again the Private Contract of Credit Opening for Financing upon Transfer from the Brazilian Development Bank – BNDES (“Transfer Contract”), entered into on February 1st, 2008, and amended on July 1st, 2008, by means of the 1st Private Amendment to the Contract of Credit Opening for Financing upon Transfer from BNDES (“1st Amendment”), in the form of clauses described below:
CLAUSE ONE
MODIFICATION OF FINANCIAL OBLIGATIONS RATIOS OF
BENEFICIARY AND GUARANTORS
1.1. By virtue of the above-mentioned authorization, Clause 19.2 of the Transfer Contract shall henceforth take effect with the following wording:
XIX – BENEFICIARY’S AND GUARANTORS’ OBLIGATIONS
19.2 Beneficiary and each one of the Guarantors also undertake, during the entire duration period of this Transfer Contract, to comply with all the obligations defined below, whereby – in the case of obligations related to the maintenance of financial ratios – the verifications will always be performed annually, from December/2007, based on combined audited financial statements, performed by external auditors registered at CVM [Securities and Exchange Commission], for the assessment period referring to the last twelve (12) months:
a)	Maintenance of Liquidity: (i) ≥ 1.20x concerning the periods of December 31, 2007, 2008, and 2009; (ii) ≥ 0.65x concerning the period of December 31, 2010; (iii) ≥ 1.00x concerning the period of December 31, 2011; and (iv) ≥ 1.20x from December/2012.

b)	Maintenance of Bank Net Debt/EBITDA (Earnings before Interest, Tax, Depreciation and Amortization): (i) ≤ 5.0x concerning the periods of December 31, 2007, and 2008; (ii) ≤ 3.0x concerning the period of December 31, 2009; (iii) ≤ 4.0x concerning the period of December 31, 2010; and (iv) ≤ 3.0x from December 31, 2011; and
c)	Maintenance of Interest Coverage Ratio: (i) ≥ 3.0x concerning the periods of December 31, 2007, 2008, and 2009; (ii) ≥ 2.0x concerning the periods of December 31, 2010, and 2011; (iii) ≥ 4.0x from December 31, 2012.
CLAUSE TWO
RATIFICATION
2.1. This Amendment is a complementary and integrative part of the Transfer Contract as amended up to this date, and all further clauses, conditions and guarantees of the Transfer Contract and 1st Amendment (from which this 2nd Amendment is now an integrant and inseparable part ) are herein ratified.
2.2. All Surety Instruments are also ratified, with exception of those conflicting with what is herein set forth.
2.3. Words beginning with capital letters in this Amendment shall have the meaning assigned to them in the Transfer Contract, except if otherwise provided in this instrument.
2.4. The Parties herein expressly agree with the modifications made by means of this Amendment, and they also ratify the validity and effectiveness of all guarantees described in the Transfer Contract and Surety Instruments.
2.5. In up to five (05) days counted from the signature date of this Amendment, Beneficiary shall cause this Amendment to be recorded in the registries of the Transfer Contract existing in the Registry of Deeds and Documents of the address of each Party of the Transfer Contract, and, within ten (10) days following the signature date of this Amendment, it shall provide to Financial Agents the respective copies of this Amendment, proving the corresponding recordal in the registries of the Transfer Contract.
In witness whereof, the Parties execute this Amendment to the Transfer Contract in twelve (12) counterparts of equal content and form, in the presence of the undersigned witnesses, who are qualified below.
São Paulo, March 04th, 2010.

Signature Page (1 of 2) of the 1st Amendment to the Private Contract of Credit
Opening for Financing upon Transfer from the Brazilian Development Bank – BNDES (Banco Nacional de
Desenvolvimento Econômico e Social)
BENEFICIARY

ANGÉLICA AGROENERGIA LTDA.

Signed: /s/ Leonardo R. Berrid	Signed: /s/ Orlando C. Editore
Name: Leonardo R. Berrid	Name: Orlando C. Editore
231.115.108-83	313.104.606-63
FINANCIAL AGENTS

BANCO RABOBANK INTERNATIONAL BRASIL S.A.

Name:	Name:
Title:	Title:

BANCO SANTANDER (BRASIL) S.A.

Name:	Name:
Title:	Title:

UNIBANCO – UNIÃO DE BANCOS BRASILEIROS S.A.

Name:	Name:
Title:	Title:

BANCO ITAÚ BBA S.A.

Name:	Name:
Title:	Title:

BANCO BRADESCO S.A.

Name:	Name:
Title:	Title:

HSBC BANK BRASIL S.A. – MULTIPLE BANK

Name:	Name:
Title:	Title:

Signature Page (2 of 2) of the 1st Amendment to the Private Contract of Credit Opening for Financing upon Transfer from the
Brazilian Development Bank – BNDES (Banco Nacional de Desenvolvimento Econômico e Social)
GUARANTORS

USINA MONTE ALEGRE LTDA.

Signed: /s/ Leonardo R. Berrid	Signed: /s/ Orlando C. Editore
Name: Leonardo R. Berrid	Name: Orlando C. Editore
231.115.108-83	313.104.606-63

ADECO AGROPECUÁRIA BRASIL LTDA.

Signed: /s/ Leonardo R. Berrid	Signed: /s/ Orlando C. Editore
Name: Leonardo R. Berrid	Name: Orlando C. Editore
231.115.108-83	313.104.606-63

ADECOAGRO COMÉRCIO, EXPORTAÇÃO E IMPORTAÇÃO LTDA.

Signed: /s/ Leonardo R. Berrid	Signed: /s/ Orlando C. Editore
Name: Leonardo R. Berrid	Name: Orlando C. Editore
231.115.108-83	313.104.606-63

ADECO BRASIL PARTICIPAÇÕES LTDA.

Signed: /s/ Leonardo R. Berrid	Signed: /s/ Orlando C. Editore
Name: Leonardo R. Berrid	Name: Orlando C. Editore
231.115.108-83	313.104.606-63

WITNESSES:

1.	2.
Name:	Name:
Identity Card (RG):	Identity Card (RG):
The document bears initials.